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                            Minnesota Life Insurance Company
                                  Power of Attorney
                           To Sign Registration Statements

         WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

         WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

         WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147 and
333-111067) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

         WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a
separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

         WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933.

         NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dwayne C. Radel and Gary R. Christensen, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.




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         Signature                                   Title                            Date
         ---------                                   -----                            -----

/s/ Robert L. Senkler                                Chairman of the Board,           April 10, 2006
------------------------------------------           President and Chief
     Robert L. Senkler                               Executive Officer


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

/s/ Mary K. Brainerd                                  Director                         April 10, 2006
------------------------------------------
    Mary K. Brainerd


/s/ John W. Castro                                    Director                         April 10, 2006
------------------------------------------
    John W. Castro


/s/ John E. Gherty                                    Director                         April 10, 2006
------------------------------------------
    John E. Gherty


/s/ John F. Grundhofer                                Director                         April 10, 2006
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    John F. Grundhofer


/s/  John H. Hooley                                   Director                         April 10, 2006
------------------------------------------
     John H. Hooley


/s/ Dennis E. Prohofsky                               Director                         April 10, 2006
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    Dennis E. Prohofsky


/s/ Trudy A. Rautio                                   Director                         April 10, 2006
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    Trudy A. Rautio


/s/ Randy F. Wallake                                  Director                         April 10, 2006
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    Randy F. Wallake

                                                      Director
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     Warren J. Zaccaro

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